Scaling for Sustainable Growth Q2 2026 EARNINGS CONFERENCE CALL July 28, 2026

Q2 2026Herc Holdings Inc. NYSE: HRI 2 Herc Rentals Team and Agenda Agenda Safe Harbor Q2 2026 Overview Q2 Operations Review Q2 Financial Review 2026 Outlook Q&ALarry Silber Chief Executive Officer Aaron Birnbaum President Mark Humphrey Senior Vice President & Chief Financial Officer Leslie Hunziker Senior Vice President Investor Relations, Communications & Sustainability

Q2 2026Herc Holdings Inc. NYSE: HRI 3 Safe Harbor Statements and Non-GAAP Financial Measures Forward-Looking Statements This presentation includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act, as amended, and the Private Securities Litigation Reform Act of 1995. Forward looking statements are generally identified by the words "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," "forecasts," "looks," and future or conditional verbs, such as "will," "should," "could" or "may," as well as variations of such words or similar expressions. All forward-looking statements are based upon our current expectations and various assumptions and there can be no assurance that our current expectations will be achieved. You should not place undue reliance on the forward-looking statements. They are subject to future events, risks and uncertainties - many of which are beyond our control - as well as potentially inaccurate assumptions, that could cause actual results to differ materially from those in the forward-looking statements. Factors that could cause actual results to differ materially from those projected include, but are not limited to, the following: (1) the cyclical nature of our industry and our dependence on the levels of capital investment and maintenance expenditures by our customers; (2) the competitiveness of our industry, including the potential downward pricing pressures or the inability to increase prices; (3) our dependence on relationships with key suppliers; (4) our heavy reliance on communication networks, centralized information technology systems and third party technology and services and our ability to maintain, upgrade or replace our information technology systems; (5) our ability to respond adequately to changes in technology and customer demands; (6) our ability to attract and retain key management, sales and trades talent; (7) our rental fleet is subject to residual value risk upon disposition; (8) the impact of climate change and the legal and regulatory responses to such change; (9) our ability to execute our strategy to grow through strategic transactions;(10) our significant indebtedness; and (11) our ability to realize all the anticipated benefits of the acquisition of H&E Equipment Services, Inc. Further information on the risks that may affect our business is included in filings we make with the Securities and Exchange Commission from time to time, including our most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q, and in our other SEC filings. We undertake no obligation to update or revise forward- looking statements that have been made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events. Information Regarding Non-GAAP Financial Measures In addition to results calculated according to accounting principles generally accepted in the United States (“GAAP”), the Company has provided certain information in this presentation that is not calculated according to GAAP (“non-GAAP”), such as adjusted net income, adjusted earnings per diluted share, EBITDA, adjusted EBITDA, adjusted EBITDA margin, REBITDA, REBITDA margin, REBITDA flow-through, free cash flow and adjusted free cash flow. Management uses these non-GAAP measures to evaluate operating performance and period-over-period performance of our core business without regard to potential distortions, and believes that investors will likewise find these non-GAAP measures useful in evaluating the Company’s performance. These measures are frequently used by security analysts, institutional investors and other interested parties in the evaluation of companies in our industry. Non-GAAP measures should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP and, as calculated, may not be comparable to similarly titled measures of other companies. For the definitions of these terms, further information about management’s use of these measures as well as a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures, please see the appendix that accompanies this presentation.

Q2 2026Herc Holdings Inc. NYSE: HRI 4 Second Quarter 2026 Overview Larry Silber Chief Executive Officer

Q2 2026: Delivering on Growth Strategies

Strategies to Accelerate ROIC and Increase Shareholder Returns:

Grow the Core

Expand Specialty

Elevate Technology

Execute at Highest Level

Allocate Capital

Optimize branch network for fleet / operating efficiencies at scale
- Fleet investments to support accelerating mega project growth, revenue synergies
- Leveraging scale including 25% larger specialty branch network post acquisition

Enhance fleet mix
- Adding specialty fleet for mega projects, cross-selling and end-market expansion
- Specialty revenue generated double-digit revenue growth Q2 26

Support customers' efficiency goals through data and telematics
- Advanced our industry leading digital capabilities: ProControl by Herc Rentals™

Lead through continuous improvement with E3OS
- Standardized processes
- Committed to superior customer experiences

Prioritize Capital and Invest Responsibly
- Continued disciplined investments in fleet
- Declared regular dividend

HercRentals® Herc Holdings Inc. NYSE: HRI Q2 2026 | 5

Q2 2026Herc Holdings Inc. NYSE: HRI 6 Culture Drives Execution Standardized Processes • Common operating model across the network • E3OS continuous improvement discipline One Team Herc • Shared values, accountability and collaboration • Strong engagement through change Technology Innovation • Role-based training and digital adoption • Data-driven branch execution Our culture enables Team Herc to execute safely, consistently and at scale Safety-First Foundation • Protect people, customers and jobsites • Reliable equipment and safe work practices

Q2 2026Herc Holdings Inc. NYSE: HRI 7 Operations Review Aaron Birnbaum President

Q2 2026Herc Holdings Inc. NYSE: HRI 8 Optimizing Fleet Mix and Lifecycle Performance 1. Original equipment cost based on ARA guidelines 2. Q3 2025 disposals exclude the divestiture of Cinelease OEC of $301 million $74 $314 $423 $266 $183 $451 2025 2026 Q1 Q2 Q3 Q4 Fleet Expenditures at OEC1 $ in millions $234 $253 $375 $342 $281 $247 2025 2026 Q1 Q2 Q3 Q4 Fleet Disposals at OEC1,2 $ in millions • Focus on fleet optimization: ◦ Expenditures for rotation, mega projects, specialty equipment ◦ Disposals to improve mix to align to customer demand • Q2 26 disposals generated proceeds of ~46% of OEC ◦ Average age of fleet disposals in the quarter of 83 months • Average fleet age of 46 months at June 30, 2026 19% 26% 12% 21% 22% $9.6 billion at OEC1 Material Handling Other Specialty Aerial Earthmoving Fleet Composition

Delivering Growth and Resiliency through Diversification


Contractors
41%
Q2 Revenue by Customer[1]
24%
Industrial
Other
6%
12%
17%
Commercial Facilities
Infrastructure & Government


Local
46%
Q2 Local vs. National Revenue Mix
54%
National

- Local market remains stable - Infrastructure, government and MRO help offset moderated commercial sector
- National account revenue benefiting from accelerating mega project activity and project diversification
- Specialty fleet, service capabilities and scale driving growth across larger account base
- Long-term, balanced target of 60% local / 40% national accounts

1. Refer to 10-K for description of industries related to each customer classification.

HercRentals® Herc Holdings Inc. NYSE: HRI
Q2 2026 9

Capitalizing on Growth Trends Across Diverse Customer and Project Base

Contractors (41%)

- Electrical
- General Contractors
- Mechanical
- Remediation & Environmental
- Residential
- Restoration
- Specialty Contractors

Industrial (24%)

- Agriculture
- Chemical Processing
- Industrial Manufacturing
- Metals & Minerals
- Oil & Gas Production
- Oil & Gas Pipeline
- Oil & Gas Refineries
- Pharmaceutical
- Power
- Pulp. Paper & Wood
- Shipbuilding/Yards
- Aerospace
- Alternative
- Automotive
- Energy/ Renewables
- Food & Beverage

Infrastructure & Gov. Direct (17%)

- Airports
- Bridge
- Federal Government
- Local & State Government
- Military Base
- Prisons
- Railroad & Mass Transportation
- Streets, Road & Highway
- Sewer & Waste Disposal
- Water Supply & Distribution
- Utilities

Commercial Facilities (12%)

- Banks
- Casinos
- Hospitality (hotel & motel)
- Parking Garages
- Religious Building
- Retail Facilities
- Commercial Warehousing
- Education
- Facility Maintenance
- Healthcare
- Datacenters

Other (6%)

- Sporting Events
- TV, Film & Radio
- Live Events

Herc Rentals is Well Positioned with Current Trending Opportunities

Chip Plants | **Data Centers** | **Renewables** | **Hybrid** | **Utilities** | **Healthcare** | **Infrastructure** | **LNG Plants**

Pipeline of new construction and maintenance projects offers wide spectrum of growth opportunities

HercRentals® Herc Holdings Inc. NYSE: HRI Q2 2026 10

Q2 2026Herc Holdings Inc. NYSE: HRI 11 Continued Strength in Key End Markets 1.Source: IIR as of June 2026 2.Source: Dodge Analytics U.S. as of June 2026 3.Source: Dodge Analytics U.S. as of June 2026; mega project defined as total dollar value exceeding $250 million Industrial Spending1 $314 $352 $457 $531 $624 $676 $707 $680 $678 $659 21 22 23 24 25 26E 27E 28E 29E 30E $ in billions Non-Residential Starts2 $305 $443 $418 $457 $487 $501 $515 $549 $583 $613 21 22 23 24 25 26E 27E 28E 29E 30E $ in billions Infrastructure Starts2 $209 $256 $309 $335 $405 $391 $369 $364 $360 $362 21 22 23 24 25 26E 27E 28E 29E 30E $ in billions Mega Project Starts3 $ in billions $351 $427 $487 $399 25 26E 27E Scheduled Started — — — —

Operational Progress in 1H:26 Unlocks 2H:26 Growth Momentum

2H:25

Integration

- Expanded regional management & organizational design
- Sales territory optimization
- Technology integration
- Branch network optimization
- Fleet & supply chain optimization
- Salesforce assimilation for systems & go-to-market strategy
- Branch assimilation for systems & Herc operating model
- Productivity improvements
- Cultural alignment

1H:26

New Foundation

- 30% larger business by fleet, people, locations
- Fleet optimization, the base for:
  - improving utilization into seasonal peak
  - driving revenue growth
  - expanding synergies

2H:26

Acceleration

- 2026 growth-fleet onboarding
- New specialty locations gaining momentum
- Larger sales force maturing
- Efficiencies of scale increasing

HercRentals® Herc Holdings Inc. NYSE: HRI
Q2 2026 | 12

Financial Review Mark Humphrey Senior Vice President and Chief Financial Officer

Q2 2026Herc Holdings Inc. NYSE: HRI 14 Q2 2026 Financial Results 1. For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on Slide 19 2. REBITDA measures contribution from our core rental business without impact of sales of equipment, parts and supplies 3. Based on ARA guidelines Three Months Ended June 30, Six Months Ended June 30, $ in millions, except per share data 2026 2025 2026 vs 2025 % Change 2026 2025 2026 vs 2025 % Change Equipment Rental Revenue $1,072 $870 23.2% $2,053 $1,609 27.6% Total Revenues $1,204 $1,002 20.2% $2,343 $1,863 25.8% Net Income (Loss) $19 $(35) 154.3% $(5) $(53) 90.6% Income (Loss) Per Diluted Share $0.57 $(1.17) 148.7% $(0.15) $(1.82) 91.8% Adjusted Net Income1 $48 $59 (18.6)% $55 $96 (42.7)% Adjusted Earnings Per Diluted Share1 $1.43 $1.97 (27.4)% $1.64 $3.28 (50.0)% Adjusted EBITDA1 $487 $410 18.8% $935 $748 25.0% Adjusted EBITDA Margin1 40.4% 40.9% (50) bps 39.9% 40.2% (30) bps REBITDA1,2 $448 $379 18.2% $847 $685 23.6% REBITDA Margin1,2 41.4% 43.1% (170) bps 40.9% 42.2% (130) bps REBITDA YoY Flow-Through1,2 34.0% 40.6% 36.3% 28.8% Average Fleet3 (YoY) 20.4% 20.6% 27.9% 15.0% Dollar Utilization3 39.3% 38.3% 100 bps 37.9% 38.0% (10) bps

Q2 2026Herc Holdings Inc. NYSE: HRI 15 Q2 2026 Financial Results Compared to Prior Year Pro Forma Results Fuel and Transportation Inflation Impact: • Pro forma Q2 2026 adjusted EBITDA margin negatively impacted by ~150 bps and REBITDA margin by ~170 bps ◦ Excluding this inflation, adjusted EBITDA margin would have been +90 bps and REBITDA margin +50 bps Metric 2Q26 2Q25 PF YoY Change Equipment Rental Revenue $1,072 $1,051 2.0% Average Fleet1 (YoY) $9,500 $9,824 (3.3)% Dollar Utilization1 39.3% 37.1% 220 bps Adjusted EBITDA2 $487 $500 (2.6)% Adjusted EBITDA Margin2 40.4% 41.0% (60) bps Adjusted REBITDA Margin2,3 41.4% 42.6% (120) bps $ in millions 1. Based on ARA guidelines 2. For a reconciliation to the most comparable GAAP financial measure, see the Appendix beginning on Slide 19 3. REBITDA measures contribution from our core rental business without impact of sales of equipment, parts and supplies

Q2 2026Herc Holdings Inc. NYSE: HRI 16 Disciplined Capital Management 1. The AR Facility is excluded from current maturities of long-term debt as the Company has the intent and ability to consummate refinancing and extend the term of the agreement. 2. Total liquidity includes cash and cash equivalents and the unused commitments under the ABL Credit Facility and AR Facility. 3. For a definition and calculation, see the Appendix beginning on Slide 19. Maturities As of June 30, 2026 $ in millions $800 $1,650 $600 $1,100 $600 $1,878 $746 $500 2026 2027 2028 2029 2030 2031 2032 2033 2034 $89 Finance Leases 2026-2044 2031 Senior Unsecured Notes AR Facility1 2029 Senior Unsecured Notes ABL Credit Facility Ample liquidity2 of $2.1B provides financial flexibility Net leverage3 of 3.95x Free cash flow3 of $202M for the first half of 2026 Quarterly dividend of $0.70 per share, paid on June 12, 2026 Maintained Credit Ratings Moody's CFR Ba2; S&P BB 2033 Senior Unsecured Notes 2030 Senior Unsecured Notes Term Loan Facility 2034 Senior Unsecured Notes

Q2 2026Herc Holdings Inc. NYSE: HRI 17 2026 Guidance Increased Key 2026 Assumptions: • Revenue synergies estimated at an incremental $100M to $120M • Cost synergies estimated at an incremental $90M for fully realized target of $125M by YE26 • Fuel inflation persists through remainder of 2026 • Fleet dispositions at OEC estimated ~$900M to $950M • Effective tax rate ~25% • Free cash flow in range of $250–$350M, adjusted for strategic fleet investment to support long-term growth Metric 2025 Actual Previous Guidance Updated 2026 Guidance Equipment Rental Revenue $3.8B $4.275B to $4.4B $4.375B to $4.475B Adjusted EBITDA $1.8B $2.0B to $2.1B $2.05B to $2.125B Net Rental Equipment Expenditures $649M $500M to $800M $850M to $950M Gross Capex $1.1B $800M to $1.1B $1.25B to $1.4B

Q2 2026Herc Holdings Inc. NYSE: HRI 18 Purpose, Vision, Mission and Values Purpose: We equip our customers and communities to build a brighter future

Appendix

Q2 2026Herc Holdings Inc. NYSE: HRI 20 Glossary of Terms Commonly Use in the Industry OEC: Original Equipment Cost which is an operating measure based on the guidelines of the American Rental Association (ARA), which is calculated as the cost of the asset at the time it was first purchased plus additional capitalized refurbishment costs (with the basis of refurbished assets reset at the refurbishment date). Fleet Age: The OEC weighted age of the entire fleet, based on ARA guidelines. Net Fleet Capital Expenditures: Capital expenditures of rental equipment minus the proceeds from disposal of rental equipment. Dollar Utilization ($ UT): Dollar utilization is an operating measure calculated by dividing equipment rental revenue (excluding re-rent, delivery, pick-up and other ancillary revenue) by the average OEC of the equipment fleet for the relevant time period, based on ARA guidelines.

Q2 2026Herc Holdings Inc. NYSE: HRI 21 Reconciliation of Net Income to Adj. EBITDA and Adj. EBITDA Margin, Rental Adj. EBITDA (REBITDA), REBITDA Margin and Flow-Through EBITDA, Adjusted EBITDA, and REBITDA—EBITDA represents the sum of net income (loss), provision (benefit) for income taxes, interest expense, net, depreciation of rental equipment and non-rental depreciation and amortization. Adjusted EBITDA represents EBITDA plus the sum of transaction expenses, restructuring and transformation initiative costs, spin-off costs, non-cash stock based compensation charges, loss on extinguishment of debt (which is included in interest expense, net), impairment charges, gain (loss) on disposal of a business, impact of the fair value mark-up of acquired fleet, impact of the studio entertainment business and certain other items. REBITDA represents Adjusted EBITDA excluding the gain (loss) on sales of rental equipment and new equipment, parts and supplies. EBITDA, Adjusted EBITDA and REBITDA do not purport to be alternatives to net income as an indicator of operating performance. Additionally, none of these measures purports to be an alternative to cash flows from operating activities as a measure of liquidity, as they do not consider certain cash requirements such as interest payments and tax payments. Adjusted EBITDA Margin, REBITDA Margin and REBITDA Flow-Through—Adjusted EBITDA Margin (Adjusted EBITDA / Total Revenues) is a commonly used profitability ratio. REBITDA Margin (REBITDA / Equipment rental, service and other revenues) and REBITDA Flow- Through (the year-over-year change in REBITDA/the year-over-year change in Equipment rental, service, and other revenues) are useful operating profitability ratios to management and investors.

Reconciliation of Net Income to Adj. EBITDA and Adj. EBITDA Margin, Rental Adj. EBITDA (REBITDA), REBITDA Margin and Flow-Through

$ in millions	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Net income (loss)	$ 19	$ (35)	$ (5)	$ (53)
Income tax provision (benefit)	5	(11)	6	(1)
Interest expense, net	126	86	254	148
Depreciation of rental equipment	242	195	484	367
Non-rental depreciation and amortization	75	45	148	78
EBITDA	467	280	887	539
Non-cash stock-based compensation charges	2	6	8	12
Transaction expenses	3	73	8	147
Restructuring and transformation initiative costs [(1)]	4	—	5	—
Loss on assets held for sale	—	49	—	49
Impact of the fair value mark-up of acquired fleet[(2)]	11	4	27	4
Other[(3)]	—	(2)	—	(3)
Adjusted EBITDA	487	410	935	748
Less: Gain on sales of rental equipment	24	20	53	49
Less: Gain on sales of new equipment, parts and supplies	4	7	8	10
Less: Impact of the fair value mark-up of acquired fleet[(2)]	11	4	27	4
Rental Adjusted EBITDA (REBITDA)	$ 448	$ 379	$ 847	$ 685
Total revenues	$ 1,204	$ 1,002	$ 2,343	$ 1,863
Less: Sales of rental equipment	110	106	248	211
Less: Sales of new equipment, parts and supplies	12	17	25	28
Equipment rental, service and other revenues	$ 1,082	$ 879	$ 2,070	$ 1,624
Total revenues	$ 1,204	$ 1,002	$ 2,343	$ 1,863
Adjusted EBITDA	$ 487	$ 410	$ 935	$ 748
Adjusted EBITDA Margin	40.4 %	40.9 %	39.9 %	40.2 %
Equipment rental, service and other revenues	$ 1,082	$ 879	$ 2,070	$ 1,624
REBITDA	$ 448	$ 379	$ 847	$ 685
REBITDA Margin	41.4 %	43.1 %	40.9 %	42.2 %
YOY Change in REBITDA	$ 69		$ 162	
YOY Change in Equipment rental, service and other revenues	$ 203		$ 446	
YOY REBITDA Flow-Through	34.0 %		36.3 %	

(1) Restructuring and transformation initiative costs primarily consist of employee severance and other restructuring related costs, together with incremental non-recurring costs associated with strategic business transformation initiative designed to improve operational efficiency and profitability; (2) Reflects additional costs recorded in cost of sales of rental equipment associated with the fair value mark-up of rental equipment acquired in major acquisitions and subsequently sold.; (3) Other consists of the pre-divestiture impact of the studio entertainment business.

HercRentals® Herc Holdings Inc. NYSE: HRI Q2 2026 22

Pro Forma Reconciliation of Net Income to Adj. EBITDA and Adj. EBITDA Margin, Rental Adj. EBITDA (REBITDA) & REBITDA Margin

The reconciliation below includes the results of Herc plus the standalone, pre-acquisition results of H&E for the three months ended June 30, 2025. Management believes this information is useful to both management and investors as it provides key metrics on a comparative basis as if Herc and H&E had completed the acquisition at the beginning of the second quarter of 2025.

	Three Months Ended June 30, 2025		
$ in millions	Herc	H&E	Proforma
Net income (loss)	$ (35)	$ 2	$ (33)
Income tax provision (benefit)	(11)	—	(11)
Interest expense, net	86	10	96
Depreciation of rental equipment	195	62	257
Non-rental depreciation and amortization	45	11	56
EBITDA	280	85	365
Non-cash stock-based compensation charges	6	5	11
Transaction related costs	73	—	73
Restructuring and transformation initiative costs (1)	—	—	—
Loss on assets held for sale	49	—	49
Impact of the fair value mark-up of acquired fleet(2)	4	—	4
Other(3)	(2)	—	(2)
Adjusted EBITDA	410	90	500
Less: Gain on sales of rental equipment	20	13	33
Less: Gain on sales of new equipment, parts and supplies	7	3	10
Less: Impact of the fair value mark-up of acquired fleet(2)	4	—	4
Rental Adjusted EBITDA (REBITDA)	$ 379	$ 74	$ 453
Total revenues	$ 1,002	$ 217	$ 1,219
Less: Sales of rental equipment	106	22	128
Less: Sales of new equipment, parts and supplies	17	10	27
Equipment rental, service and other revenues	$ 879	$ 185	$ 1,064
Total revenues	$ 1,002	$ 217	$ 1,219
Adjusted EBITDA	$ 410	$ 90	$ 500
Adjusted EBITDA Margin			41.0 %
Equipment rental, service and other revenues	$ 879	$ 185	$ 1,064
REBITDA	$ 379	$ 74	$ 453
REBITDA Margin			42.6 %

(1) Restructuring and transformation initiative costs primarily consist of employee severance and other restructuring related costs, together with incremental non-recurring costs associated with strategic business transformation initiative designed to improve operational efficiency and profitability; (2) Reflects additional costs recorded in cost of sales of rental equipment associated with the fair value mark-up of rental equipment acquired in major acquisitions and subsequently sold.; (3) Other consists of the pre-divestiture impact of the studio entertainment business.

HercRentals® Herc Holdings Inc. NYSE: HRI Q2 2026 23

REBITDA Margin and Flow-Through Quarterly Trend

$ in millions		Q1 2025		Q2 2025		Q3 2025		Q4 2025		FY 2025		Q1 2026		Q2 2026
Net income (loss)	$	(18)	$	(35)	$	30	$	24	$	1	$	(24)	$	19
Income tax provision (benefit)		10		(11)		8		(7)		—		1		5
Interest expense, net		62		86		134		134		416		128		126
Depreciation of rental equipment		172		195		246		243		856		242		242
Non-rental depreciation and amortization		33		45		70		76		224		73		75
EBITDA		**259**		**280**		**488**		**470**		**1,497**		**420**		**467**
Non-cash stock-based compensation charges		6		6		16		6		34		6		2
Transaction related costs		74		73		38		14		199		5		3
Restructuring and transformation initiative costs (1)		—		—		1		6		7		1		4
Loss (gain) on assets held for sale		—		49		(1)		—		48		—		—
Impact of the fair value mark-up of acquired fleet(2)		—		4		7		16		27		16		11
Other(3)		(1)		(2)		2		7		6		—		—
Adjusted EBITDA		**338**		**410**		**551**		**519**		**1,818**		**448**		**487**
Less: Gain on sales of rental equipment		29		20		17		25		91		29		24
Less: Gain on sales of new equipment, parts and supplies		3		7		6		5		21		4		4
Less: Impact of the fair value mark-up of acquired fleet(2)		—		4		7		16		27		16		11
Rental Adjusted EBITDA (REBITDA)	**$**	**306**	**$**	**379**	**$**	**521**	**$**	**473**	**$**	**1,679**	**$**	**399**	**$**	**448**
Total revenues	$	861	$	1,002	$	1,304	$	1,209	$	4,376	$	1,139	$	1,204
Less: Sales of rental equipment		105		106		151		147		509		138		110
Less: Sales of new equipment, parts and supplies		11		17		18		17		63		13		12
Equipment rental, service and other revenues	**$**	**745**	**$**	**879**	**$**	**1,135**	**$**	**1,045**	**$**	**3,804**	**$**	**988**	**$**	**1,082**
REBITDA Margin		**41.1 %**		**43.1 %**		**45.9 %**		**45.3 %**		**44.1 %**		**40.4 %**		**41.4 %**
YOY REBITDA Flow-Through		**(36.8)%**		**40.6 %**		**35.8 %**		**33.7 %**		**33.6 %**		**38.3 %**		**34.0 %**

(1) Restructuring and transformation initiative costs primarily consist of employee severance and other restructuring related costs, together with incremental non-recurring costs associated with strategic business transformation initiative designed to improve operational efficiency and profitability.

(2) Reflects additional costs recorded in cost of sales of rental equipment associated with the fair value mark-up of rental equipment acquired in major acquisitions and subsequently sold.

(3) Other consists of impairment and the pre-divestiture impact of the studio entertainment business.

HercRentals® Herc Holdings Inc. NYSE: HRI
Q2 2026 | 24

REBITDA Margin and Flow-Through Annual Trend

$ in millions		2021		2022		2023		2024		2025
Net income	**$**	**224**	**$**	**330**	**$**	**347**	**$**	**211**	**$**	**1**
Income tax provision		67		104		100		80		—
Interest expense, net		86		122		224		260		416
Depreciation of rental equipment		420		536		643		679		856
Non-rental depreciation and amortization		68		95		112		127		224
EBITDA		**865**		**1,187**		**1,426**		**1,357**		**1,497**
Non-cash stock-based compensation charges		23		27		18		17		34
Impairment		3		3		—		—		—
Transaction related costs		4		7		8		11		199
Restructuring		—		—		—		1		7
Loss on assets held for sale / disposal of business		—		—		—		194		48
Impact of the fair value mark-up of acquired fleet[(1)]		—		—		—		—		27
Other[(2)]		—		3		—		3		6
Adjusted EBITDA		**895**		**1,227**		**1,452**		**1,583**		**1,818**
Less: Gain on sales of rental equipment		19		36		94		87		91
Less: Gain on sales of new equipment, parts and supplies		10		15		13		13		21
Less: Impact of fair value mark-up of acquired fleet		—		—		—		—		27
Rental Adjusted EBITDA (REBITDA)	**$**	**866**	**$**	**1,176**	**$**	**1,345**	**$**	**1,483**	**$**	**1,679**
Total revenues	$	2,073	$	2,740	$	3,282	$	3,568	$	4,376
Less: Sales of rental equipment		113		125		346		311		509
Less: Sales of new equipment, parts and supplies		31		36		38		37		63
Equipment rental, service and other revenues	**$**	**1,929**	**$**	**2,579**	**$**	**2,898**	**$**	**3,220**	**$**	**3,804**
REBITDA Margin		**44.8 %**		**45.7 %**		**46.4 %**		**46.1 %**		**44.1 %**
YOY REBITDA Flow-Through		**47.5 %**		**48.1 %**		**53.0 %**		**42.9 %**		**33.6 %**

(1) Reflects additional costs recorded in cost of sales of rental equipment associated with the fair value mark-up of rental equipment acquired in major acquisitions and subsequently sold. Reported amounts prior to 2025 have not been restated as the adjustments were immaterial.

(2) Other consists of impairment, spin-off costs and the pre-divestiture impact of the studio entertainment business.

HercRentals® Herc Holdings Inc. NYSE: HRI

Q2 2026 25

Reconciliation of Adjusted Net Income and Adjusted Earnings Per Diluted Share

Adjusted Net Income and Adjusted Earnings per Diluted Share—Adjusted Net Income represents the sum of net income (loss), transaction expenses, restructuring and transformation initiative costs, spin-off costs, loss on extinguishment of debt, impairment charges, gain (loss) on the disposal of a business, merger related intangible asset amortization, impact on depreciation of acquired fleet, impact of the fair value mark up of acquired fleet, income (loss) of the studio entertainment business and certain other items. Adjusted Earnings per Diluted Share represents Adjusted Net Income divided by weighted average diluted shares outstanding. Adjusted Net Income and Adjusted Earnings per Diluted Share are important measures to evaluate our results of operations between periods on a more comparable basis and to help investors analyze underlying trends in our business, evaluate the performance of our business both on an absolute basis and relative to our peers and the broader market, provide useful information to both management and investors by excluding certain items that may not be indicative of our core operating results and operational strength of our business.

	Three Months Ended June 30,		Six Months Ended June 30,	
$ in millions	2026	2025	2026	2025
Net income (loss)	**$ 19**	**$ (35)**	**($5)**	**($53)**
Transaction expenses	3	73	8	147
Loss on assets held for sale	—	49	—	49
Merger related intangible asset amortization(1)	31	10	62	10
Impact on depreciation related to acquired fleet(2)	(10)	(8)	(22)	(9)
Impact of the fair value mark-up of acquired fleet(3)	11	4	27	4
Restructuring and transformation initiative costs (4)	4	—	5	—
Other(5)	—	(2)	—	(3)
Tax impact of adjustments above(6)	(10)	(32)	(20)	(49)
Adjusted net income	**$ 48**	**$ 59**	**$55**	**$96**
Weighted average diluted shares outstanding	**33.5**	**30.0**	**33.5**	**29.3**
Adjusted earnings per diluted share	**$ 1.43**	**$ 1.97**	**$1.64**	**$3.28**

(1) Reflects the amortization of the intangible assets acquired in major acquisitions completed since the beginning of 2024.

(2) Reflects the impact of extending the useful lives of rental equipment acquired in major acquisitions, net of the impact of additional depreciation associated with the fair value mark-up of such equipment.

(3) Reflects additional costs recorded in cost of sales of rental equipment associated with the fair value mark-up of rental equipment acquired in major acquisitions and subsequently sold.

(4) Restructuring and transformation initiative costs primarily consist of employee severance and other restructuring related costs, together with incremental non-recurring costs associated with strategic business transformation initiative designed to improve operational efficiency and profitability.

(5) Other consists of the pre-divestiture impact of the studio entertainment business.

(6) The tax rate applied for all adjustments is 24.9% in the three and six months ended June 30, 2026, and 25.0% in the three and six months ended June 30, 2025 (excluding studio entertainment impact), and reflects the statutory rates in the applicable entities. The tax rate applied for the studio entertainment adjustment was 24.2% in the three and six months ended June 30, 2025, and reflects the stand-alone annual effective tax rate.

HercRentals® Herc Holdings Inc. NYSE: HRI

Q2 2026 | 26

Q2 2026Herc Holdings Inc. NYSE: HRI 27 Calculation of Net Leverage Ratio $ in millions Q1 2025 Q2 2025(1) Q3 2025(1) Q4 2025(1) Q1 2026(1) Q2 2026(1) Long-term debt, net $ 4,026 $ 8,251 $ 8,164 $ 8,021 $ 7,958 $ 7,885 (Plus) Current maturities of long-term debt 17 23 26 26 27 27 (Plus) Unamortized debt issuance costs and debt discount 11 50 49 56 53 51 (Less) Cash and cash equivalents (48) (53) (61) (52) (43) (43) Net debt $ 4,006 $ 8,271 $ 8,178 $ 8,051 $ 7,995 $ 7,920 Trailing twelve-month adjusted EBITDA 1,583 2,200 2,132 2,038 2,017 2,005 Net leverage 2.53 x 3.76 x 3.84 x 3.95 x 3.96 x 3.95 x Net Leverage Ratio –The Company has defined its net leverage ratio as net debt, as calculated below, divided by adjusted EBITDA for the trailing twelve- month period. This measure should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. The Company’s definition of this measure may differ from similarly titled measures used by other companies. (1) Trailing twelve-month adjusted EBITDA includes the historical results of Herc and H&E combined and excluding Cinelease studio entertainment for the period.

Q2 2026Herc Holdings Inc. NYSE: HRI 28 Reconciliation of Free Cash Flow Six Months Ended June 30, Year Ended December 31, $ in millions 2026 2025 2025 2024 2023 Net cash provided by operating activities $ 591 $ 412 $ 1,085 $ 1,225 $ 1,086 Rental equipment expenditures (557) (421) (1,097) (1,048) (1,320) Proceeds from disposal of rental equipment 230 183 448 288 325 Net rental equipment expenditures (327) (238) (649) (760) (995) Non-rental capital expenditures (82) (80) (157) (161) (156) Proceeds from disposal of property and equipment 20 9 20 10 15 Other — — — — (15) Free cash flow 202 103 299 314 (65) Acquisitions, net of cash acquired — (4,251) (4,257) (600) (430) Proceeds from disposal of business, net — — 99 — — Decrease (increase) in net debt, excluding financing activities $ 202 $ (4,148) $ (3,859) $ (286) $ (495) Free cash flow is not a recognized term under GAAP and should not be considered in isolation or as a substitute for our reported results prepared in accordance with GAAP. Further, since all companies do not use identical calculations, our definition and presentation of this measure may not be comparable to similarly titled measures reported by other companies. Free Cash Flow—Free cash flow represents net cash provided by (used in) operating activities less rental equipment expenditures and non-rental capital expenditures, plus proceeds from disposal of rental equipment, proceeds from disposal of property and equipment, and other investing activities. Free cash flow is used by management in analyzing the Company’s ability to service and repay its debt, fund potential acquisitions and to forecast future periods. However, this measure does not represent funds available for investment or other discretionary uses since it does not deduct cash used to service debt or for other non-discretionary expenditures.

Q2 2026Herc Holdings Inc. NYSE: HRI 29 Historical Fleet at OEC1 $ in millions FY 2022 FY 2023 FY 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 FY 2025 Q1 2026 Q2 2026 Beginning Balance $ 4,381 $ 5,637 $ 6,328 $ 7,044 $ 6,879 $ 9,858 $ 9,600 $ 7,044 $ 9,523 $ 9,441 Expenditures 1,218 1,218 1,077 74 314 423 266 1,077 183 451 Disposals (322) (813) (723) (234) (253) (375) (342) (1,204) (281) (247) Acquisitions 395 303 395 (1) 2,893 — (3) 2,889 — (1) Divestiture — — — — — (301) — (301) — — Foreign Currency / Other (35) (17) (33) (4) 25 (5) 2 18 16 (25) Ending Balance $ 5,637 $ 6,328 $ 7,044 $ 6,879 $ 9,858 $ 9,600 $ 9,523 $ 9,523 $ 9,441 $ 9,619 Proceeds as a percent of OEC 44.4% 44.2% 44.9% 44.8% 43.5% 41.4% 45.1% 43.4% 48.7% 46.0% 1. Original equipment cost based on ARA guidelines.

Q2 2026Herc Holdings Inc. NYSE: HRI 30 For additional information, please contact: Leslie Hunziker SVP Investor Relations, Communications & Sustainability leslie.hunziker@hercrentals.com 239-301-1675